TWEEDY, BROWNE FUND INC.

                       Supplement dated December 23, 2008
                       to Prospectus dated August 1, 2008

     The Tweedy, Browne Fund Inc. (the "Company") hereby supplements its Prospectus dated August 1, 2008 with the following information:

     Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each a "Fund" and collectively, the "Funds") each may invest in shares of other investment companies subject to the limitations of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. In order to earn a reasonable yield on the Funds' uninvested cash in the current environment of extremely low yields on U.S. Treasury securities in a manner consistent with safety of principal, the Funds currently intend to invest in money market mutual funds that invest substantially entirely in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as an alternative to, or in conjunction with, other short-term investments and may invest more than 5% of a Fund's assets in such money market funds. When a Fund invests in shares of a money market fund or other mutual fund, the Fund's shareholders indirectly bear the fees and expenses of such other fund in addition to the Fund's own fees and expenses.

     The table below describes the fees and expenses, including the acquired fund fees and expenses, that you may pay if you buy and hold shares of the Funds.

                                                                                               Worldwide
                                                                                                 High
                                                                                               Dividend
                                                                 Global Value     Value       Yield Value
                                                                     Fund         Fund           Fund
__________________________________________________________________________________________________________

Shareholder Fees (for the year ended 3/31/08)
(fees paid directly from your investment)
     Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price) ...................         None         None          None
     Maximum deferred sales charge (load)
     (as a percentage of offering price) ...................         None         None          None
Redemption fee (as a percentage of redemption proceeds
imposed on redemptions or exchanges made within 60
days of purchase) ..........................................          2%          None          2%
Annual Fund Operating Expenses (for the year ended 3/31/08)
(expenses deducted from Fund assets)
     Management fees .......................................         1.25%        1.25%         1.25% (1)
     Distribution (12b-1) and/or service fees ..............         None         None          None
     Other expenses ........................................         0.12%        0.12%         0.61% (2)
     Acquired fund fees and expenses .......................         0.02%        0.03%         0.03% (2)
     Total annual fund operating expenses ..................         1.39% (3)    1.40% (3)     1.89% (3)
     Contractual fee and expense waivers ...................           -            -          (0.49)% (1)
     Net annual fund operating expenses ....................         1.39%        1.40%         1.40% (1)

(1) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.37%. This contractual waiver does not include fees and expenses from investments in other investment companies (acquired fund fees and expenses), brokerage, interest, taxes and extraordinary expenses. This arrangement will continue at least through March 31, 2009. In this arrangement, the Worldwide High Dividend Yield Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis.

(2) Other expenses and acquired fund fees and expenses are each estimated for the current fiscal year.

(3) Total expenses are the sum of a Fund's direct annual operating expenses and the Fund's indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     o You invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

     o Your investment earns a 5% return each year; and

     o The Funds' operating expenses remain the same.


     Although your actual costs may be higher or lower, under these assumptions your costs would be:

_______________________________________________________________________________

                                                             Worldwide High
                           Global Value      Value Fund      Dividend Yield
                               Fund                            Value Fund
_______________________________________________________________________________

  One Year                  $  142             $  143            $  143
_______________________________________________________________________________

  Three Years                  440                443               463
_______________________________________________________________________________

  Five Years                   761                766               810
_______________________________________________________________________________

  Ten Years                  1,669              1,680             1,790
_______________________________________________________________________________

                            TWEEDY, BROWNE FUND INC.

                       Supplement dated December 23, 2008
                     to Statement of Additional Information
                              dated August 1, 2008

The Tweedy, Browne Fund Inc. (the "Company") hereby supplements its Statement of Additional Information dated August 1, 2008 with the following information:

Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each a "Fund" and collectively, the "Funds") each may invest in investment company securities. Such investments are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act") and related Rules promulgated under the 1940 Act. Under
Section 12(d)(i)(F) each Fund may purchase up to 3% of the shares of any number of other mutual funds, and under Rule 12d1-1, each Fund may invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objectives and policies. When a Fund invests in shares of a money market fund, the Fund's shareholders indirectly bear the fees and expenses of that fund in addition to the Fund's own fees and expenses.